SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010
PRC federal statutory tax rate	25.00%	25.00%	25.00%
Income (loss) before tax	$ (8,988)	$ (1,005)	$ 9,845	[1]
Computed expected income tax expense	0	0	2,461
Non-deductible expenses	0	32	0
Effect of tax holidays	0	0	(853)
Income tax expenses	$ 0	$ 32	$ 1,608

[1]	Note: In March 2010, the Company changed its fiscal year end from November 30th to September 30th, so that it would have the same fiscal year end as its VIE, Kingtone Information. Accordingly the Company is presenting its consolidated and combined statements of operations and comprehensive income (loss) and cash flows for the year ended September 30, 2010 instead of for the ten months ended September 30, 2010.